UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32244	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	IHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act.  ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

(i)On January 3, 2022, Independence Holding Company (the “Company”) completed its previously announced sale of all of the outstanding shares of common stock of its wholly-owned subsidiary Standard Security Life Insurance Company of New York (“Standard Security Life”) to Reliance Standard Life Insurance Company (“Reliance Standard”) (the “SSL Sale”) effective as of January 1, 2022, pursuant to the Stock Purchase Agreement, dated April 14, 2021 (the “SSL Purchase Agreement”), by and among the Company, its wholly-owned subsidiary Independence Capital Corp. (“ICC”), which is the sole parent of Standard Security Life, and Reliance Standard.  The SSL Purchase Agreement was subsequently amended and restated pursuant to the Amended and Restated Stock Purchase Agreement, dated July 29, 2021, by and among the Company, ICC and Reliance Standard (“A&R SSL Purchase Agreement”) in order to: (i) include in the disposal group, the business lines that were previously excluded from the transaction; (ii) remove the reinsurance requirement for the previously excluded business lines; and (iii) increase the target statutory capital and surplus to $57,000,000. Prior to closing, Standard Security Life received approval for and paid a dividend to ICC in an amount equal to $35 million. At closing, ICC received $196.7 million which is the $180 million purchase price plus the excess of the aggregate statutory capital and surplus of Standard Security Life as of the closing date over $57 million.

The foregoing does not purport to be a complete summary of the SSL Sale or the SSL Purchase Agreement and is qualified in its entirety by reference to the full text of the SSL Purchase Agreement, which was filed as Exhibit 10.14 to the Company’s Quarterly Report for the period ended March 31, 2021 filed with the Securities and Exchange Commission on May 7, 2021 and is incorporated by reference as if fully set forth herein. Neither is it a complete summary of the A&R SSL Purchase Agreement and is qualified in its entirety by reference to the full text of the A&R SSL Purchase Agreement, which was filed as Exhibit 10.22 to the Company’s Quarterly Report for the period ended September 30, 2021 filed with the Securities and Exchange Commission on November 9, 2021 and is incorporated by reference as if fully set forth herein.

(ii)On January 3, 2022, the Company completed its previously announced sale of all of the outstanding shares of common stock of its wholly-owned subsidiary Madison National Life Insurance Company, Inc. (“Madison National Life”) to Horace Mann Educators Corporation (“Horace Mann”) (the MNL Sale”) effective as of January 1, 2022, pursuant to the Stock Purchase Agreement, dated July 14, 2021 (the “MNL Purchase Agreement”), by and among the Company, ICC (the sole parent of Madison National Life), and Horace Mann.  The Company received $171.5 million in cash which is the sale price of $172.5 million less adjustment for targeted statutory capital and surplus at closing date. In addition, ICC may receive up to an additional $12.5 million if Madison National Life reaches specified financial targets in 2023.

The foregoing does not purport to be a complete summary of the MNL Sale or the MNL Purchase Agreement and is qualified in its entirety by reference to the full text of the MNL Purchase Agreement, which was filed as Annex A to the Company’s Preliminary Information Statement on Schedule 14C filed with the Securities and Exchange Commission on November 1, 2021 and is incorporated by reference as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits.

(b)Pro forma financial information

We have included the following pro forma financial information separately for each of the disposal transactions described above:

(i) Pro Forma Condensed Consolidated Balance Sheet of IHC at September 30, 2021, as if each sale transaction had occurred as of that date, (ii) Pro Forma Condensed Consolidated Statements of Income of IHC for the nine months ended September 30, 2021 and year ended December 31, 2020, as if each sale transaction had occurred as of the beginning of the periods, and (iii) Pro Forma Condensed Consolidated Statements of Income of IHC for the year ended December 31, 2019, as if each sale transaction was reported as discontinued operations for that period, and the related notes thereto. The pro forma financial statements for the SSL Sale transaction and the MNL Sale transaction are filed herewith as Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein by reference.

(d)Exhibits

Exhibit 10.1.  Stock Purchase Agreement, dated April 14, 2021, by and among Independence Holding Company, Independence Capital Corp. and Reliance Standard Life Insurance Company (Filed as Exhibit 10.14 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on May 7, 2021 and incorporated herein by reference.)

Exhibit 10.2.  Amended and Restated Stock Purchase Agreement, dated July 29, 2021, by and among Independence Holding Company, Independence Capital Corp. and Reliance Standard Life Insurance Company (Filed as Exhibit 10.22 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 filed with the SEC on November 9, 2021 and incorporated herein by reference.)

Exhibit 10.3. Stock Purchase Agreement, dated July 14, 2021, by and among Independence Holding Company, Independence Capital Corp. and Horace Mann Educators Corporation (Filed as Annex A to our Preliminary Information Statement on Schedule 14C filed with the SEC on November 1, 2021 and incorporated herein by reference.)

Exhibit 99.1.  News Release of Independence Holding Company dated January 3, 2022 announcing the Completion of the Sale of Standard Security Life Insurance Company of New York.

Exhibit 99.2.  News Release of Independence Holding Company dated January 3, 2022 announcing the Completion of the Sale of Madison National Life Insurance Company, Inc.

Exhibit 99.3.  The (i) Pro Forma Condensed Consolidated Balance Sheet of IHC at September 30, 2021, as if the SSL Sale had occurred as of that date, (ii) Pro Forma Condensed Consolidated Statements of Income of IHC for the nine months ended September 30, 2021 and year ended December 31, 2020, as if the SSL Sale had occurred as of the beginning of the periods, and (iii) Pro Forma Condensed Consolidated Statements of Income of IHC for the year ended December 31, 2019, as if the SSL Sale was reported as discontinued operations for that period, and the related notes thereto.

Exhibit 99.4.  The (i) Pro Forma Condensed Consolidated Balance Sheet of IHC at September 30, 2021, as if the MNL Sale had occurred as of that date, (ii) Pro Forma Condensed Consolidated Statements of Income of IHC for the nine months ended September 30, 2021 and year ended December 31, 2020, as if the MNL Sale had occurred as of the beginning of the periods, and (iii) Pro Forma Condensed Consolidated Statements of Income of IHC for the year ended December 31, 2019, as if the MNL Sale was reported as discontinued operations for that period, and the related notes thereto.

Exhibit 104.  Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

Date: January 3, 2022	By:	/s/ Colleen P. Maggi
Name: Colleen P. Maggi
Title: Chief Financial Officer and Corporate Vice President

EXHIBIT 99.1

INDEPENDENCE HOLDING COMPANYCONTACT: Loan Nisser

96 CUMMINGS POINT ROAD(646) 509-2107

STAMFORD, CONNECTICUT 06902www.IHCGroup.com

NYSE: IHC

NEWS RELEASE

IHC ANNOUNCES COMPLETION OF THE SALE OF

STANDARD SECURITY LIFE INSURANCE COMPANY OF NEW YORK

Stamford, Connecticut, January 3, 2022. Independence Holding Company (NYSE: IHC) today announced the completion of the sale of its subsidiary Standard Security Life Insurance Company of New York (“Standard Security Life”) to Reliance Standard Life Insurance Company (“Reliance Standard”).  All conditions to the consummation of the sale were satisfied and the transaction closed effective January 1, 2022.

Roy T. K. Thung, Chief Executive Officer, commented, “We are very pleased to find a good home for Standard Security Life and our employees and we wish Reliance Standard much success in the future.”

About Independence Holding Company

Independence Holding Company (NYSE: IHC), through our current subsidiaries, distributes Medicare, life, under age 65 health (including Affordable Care Act plans), and other insurance products direct to consumers, via agents and through affinity partnerships. We sell products nationally through multiple channels, including digital, call center and advisors, all of which utilize our CMS-approved Web Broker, INSXcloud.com. We provide information and quoting capabilities via our domain properties including healthinsurance.org; medicareresources.org; myhealthinsurance.com; and healthedeals.com. To learn more visit https://ihcgroup.com.

Forward-looking Statements

Certain statements and information contained in this release may be considered “forward-looking statements,” such as statements relating to management's views with respect to future events and financial performance. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC operates, new federal or state governmental regulation, IHC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s other news releases and filings with the Securities and Exchange Commission. IHC expressly disclaims any duty to update its forward-looking statements unless required by applicable law.

EXHIBIT 99.2

INDEPENDENCE HOLDING COMPANYCONTACT: Loan Nisser

96 CUMMINGS POINT ROAD(646) 509-2107

STAMFORD, CONNECTICUT 06902www.IHCGroup.com

NYSE: IHC

NEWS RELEASE

IHC ANNOUNCES COMPLETION OF THE SALE OF

MADISON NATIONAL LIFE INSURANCE COMPANY, INC.

Stamford, Connecticut, January 3, 2022. Independence Holding Company (NYSE: IHC) today announced the completion of the sale of its subsidiary Madison National Life Insurance Company, Inc. (“Madison National Life”) to Horace Mann Educators Corporation (“Horace Mann”). All conditions to the consummation of the sale were satisfied and the transaction closed effective January 1, 2022.

Roy T. K. Thung, Chief Executive Officer, commented, “We are very pleased that the transaction closed on schedule and appreciate all the efforts made by both companies to successfully complete the sale.  We believe that the sale of Madison National Life to Horace Mann is beneficial to both companies.  We are confident that Madison National Life will have continued growth under Horace Mann’s ownership.”

About Independence Holding Company

Independence Holding Company (NYSE: IHC), through our current subsidiaries, distributes Medicare, life, under age 65 health (including Affordable Care Act plans), and other insurance products direct to consumers, via agents and through affinity partnerships. We sell products nationally through multiple channels, including digital, call center and advisors, all of which utilize our CMS-approved Web Broker, INSXcloud.com. We provide information and quoting capabilities via our domain properties including healthinsurance.org; medicareresources.org; myhealthinsurance.com; and healthedeals.com. To learn more visit https://ihcgroup.com.

Forward-looking Statements

Certain statements and information contained in this release may be considered “forward-looking statements,” such as statements relating to management's views with respect to future events and financial performance. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC operates, new federal or state governmental regulation, IHC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s other news releases and filings with the Securities and Exchange Commission. IHC expressly disclaims any duty to update its forward-looking statements unless required by applicable law.

EXHIBIT 99.3

INDEPENDENCE HOLDING COMPANY

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

RE: SALE OF STANDARD SECURITY LIFE INSURANCE COMPANY OF NEW YORK

INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Page

INTRODUCTION RE: SALE OF STANDAR SECURITY LIFE INSURANCE COMPANY OF NEW YORK	2

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:

Pro Forma Condensed Consolidated Balance Sheet of IHC at September 30, 2021 as if the sale of Standard Security Life Insurance Company of New York had occurred as of that date.	3

Pro Forma Condensed Consolidated Statements of Income of IHC for the nine months ended September 30, 2021 as if the sale of Standard Security Life Insurance Company of New York had occurred as of the beginning of the prior fiscal period.	4

Pro Forma Condensed Consolidated Statements of Income of IHC for the year ended December 31, 2020 as if the sale of Standard Security Life Insurance Company of New York had occurred as of the beginning of the period.	5

Pro Forma Condensed Consolidated Statement of Income of IHC for the year ended December 31, 2019 as if the sale of Standard Security Life Insurance Company of New York was reported as discontinued operations for the period.	6

Notes to Pro Forma Condensed Consolidated Financial Statements RE: Sale of Standard Security Life Insurance Company of New York.	7

Independence Holding Company

Introduction to Pro Forma Condensed Consolidated Financial Statements

RE: Sale of Standard Security Life Insurance Company of New York

(Unaudited)

On January 3, 2022, Independence Holding Company (“IHC”) and its wholly owned subsidiary, Independence Capital Corp. (“ICC”), completed the sale all of the issued and outstanding capital stock of Standard Security Life Insurance Company of New York (“Standard Security Life”), to Reliance Standard Life Insurance Company (“Reliance Standard”) for $180 million. In accordance with the underlying stock purchase agreement, as amended, the Company also received the excess of aggregate statutory capital and surplus, calculated as of the closing date, over $57 million. The sale transaction included all of Standard Security Life’s New York short-term disability (“DBL”) and paid family leave rider (“PFL”) business (including the DBL and PFL business previously ceded to its affiliate, Independence American Insurance Company) in addition to all its other lines of business. The aforementioned transaction, consisting of the sale of Standard Security Life and the closing distribution of excess capital and surplus, is collectively referred to as the “SSL Sale” transaction or disposal group, and qualified for reporting as discontinued operations in the second quarter of 2021 upon the Board of Director’s commitment to a plan for its disposal in April 2021.

The following unaudited pro forma condensed consolidated financial statements are based upon the historical consolidated financial statements of Independence Holding Company (collectively referred to as the "Company", or “IHC”, or are implicit in the terms “we”, “us” and “our”), adjusted to give effect to the SSL Sale transaction. These unaudited pro forma condensed consolidated financial statements are derived from, and should be read in conjunction with, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 as filed with the Securities and Exchange Commission. Because the operations of Standard Security Life were not reflected as discontinued operations in the Company’s historical financial statements for the fiscal years ended December 31, 2020 and 2019 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, we have also provided the unaudited pro forma results of operations for the 2019 fiscal year to show its effect as discontinued operations in that year.

Unaudited pro forma financial information for IHC has been provided below to show what the significant effects on the historical financial information might have been had the SSL Sale occurred at an earlier date. The unaudited pro forma condensed financial statements however are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the SSL Sale actually occurred earlier. They also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the unaudited pro forma amounts reflected herein due to a variety of factors.

The pro forma adjustments related to the SSL Sale are based on available information and assumptions that management believes are: (1) directly attributable to the sale of Standard Security Life; (2) factually supportable; and (3) with respect to the unaudited pro forma condensed consolidated statements of income, expected to have continuing impact on the consolidated operating results. The most significant assumptions are set forth under the unaudited Notes to Pro Forma Condensed Consolidated Financial Statements.

Reclassifications for the effects of other operations that were discontinued in 2021 but not yet reflected in historical financial statements are presented separately in the following unaudited Pro Forma Condensed Consolidated Financial Statements to conform to the 2021 financial statement presentation. See Note 2 in the unaudited Notes to Pro Forma Condensed Consolidated Financial Statements for more information.

INDEPENDENCE HOLDING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (In thousands, except share data) (Unaudited)
SEPTEMBER 30, 2021
		SSL		Pro Forma
	Historical	Sale		Adjusted
ASSETS:
Investments:
Securities purchased under agreements to resell	$25,458	$-		$25,458
Fixed maturities, available-for-sale	29,070	-		29,070
Other investments	2,050	-		2,050
Total investments	56,578	-		56,578

Cash and cash equivalents	7,946	231,735	a	239,681
Investment in Iguana Capital, Inc.	33,475	-		33,475
Funds held in escrow	78,263	-		78,263
Other assets	33,975	(426)	b	33,549
Assets attributable to discontinued operations	995,383	(204,570)	b	790,813

TOTAL ASSETS	$1,205,620	$26,739		$1,232,359

LIABILITIES AND EQUITY:
LIABILITIES:
Accounts payable, accruals and other liabilities	$39,817	$40,126	d	$79,943
Liabilities attributable to discontinued operations	601,253	(98,431)	b	502,822

TOTAL LIABILITIES	641,070	(58,305)		582,765

Commitments and contingencies

STOCKHOLDERS' EQUITY:
Preferred stock $1.00 par value, 100,000 shares
authorized; none issued or outstanding	-	-		-
Common stock $1.00 par value: 23,000,000 shares
authorized; 18,625,458 shares issued; and 14,674,936
outstanding	18,625	-		18,625
Paid-in capital	125,357	-		125,357
Accumulated other comprehensive income	2,320	(507)	b	1,813
Treasury stock, at cost: 3,950,522 shares	(77,247)	-		(77,247)
Retained earnings	495,498	85,551	c	581,049

TOTAL IHC STOCKHOLDERS’ EQUITY	564,553	85,044		649,597
NONREDEEMABLE NONCONTROLLING
INTERESTS	(3)	-		(3)

TOTAL EQUITY	564,550	85,044		649,594

TOTAL LIABILITIES AND EQUITY	$1,205,620	$26,739		$1,232,359

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

INDEPENDENCE HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (In thousands, except per share data) (Unaudited)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021
		SSL	Pro Forma
	Historical	Sale (e)	Adjusted
REVENUES:
Net investment income	$430	$-	$430
Fee income	20,291	-	20,291
Other income	1,660	-	1,660
Net realized investment gains	105	-	105

	22,486	-	22,486

EXPENSES:
Selling, general and administrative expenses	53,028	-	53,028

Loss from continuing operations before taxes	(30,542)	-	(30,542)
Income tax (benefit)	(7,026)	-	(7,026)

Loss from continuing operations, net of tax	(23,516)	-	(23,516)
Loss from nonredeemable noncontrolling interests	2	-	2

NET LOSS FROM CONTINUING
OPERATIONS ATTRIBUTABLE TO IHC	$(23,514)	$-	$(23,514)

Basic loss per common share
from continuing operations	$(1.61)		$(1.61)

WEIGHTED AVERAGE SHARES
OUTSTANDING	14,645		14,645

Diluted loss per common share
from continuing operations	$(1.61)		$(1.61)

WEIGHTED AVERAGE DILUTED
SHARES OUTSTANDING	14,645		14,645

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

INDEPENDENCE HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (In thousands, except per share data) (Unaudited)
FOR THE YEAR ENDED DECEMBER 31, 2020
		Other
		Discontinued		SSL		Pro Forma
	Historical	Operations		Sale		Adjusted
REVENUES:
Premiums earned	$397,530	$(278,876)	f	$(118,654)	g	$-
Net investment income	11,777	(7,467)	f	(3,242)	g	1,068
Fee income	24,137	7,564	f	19	g	31,720
Other income	9,074	(5,413)	f	(1,434)	g	2,227
Net realized investment gains	1,346	(1,046)	f	(204)	g	96

	443,864	(285,238)		(123,515)		35,111

EXPENSES:
Insurance benefits, claims and reserves	208,217	(132,286)	f	(75,931)	g	-
Selling, general and administrative expenses	205,797	(111,449)	f	(29,474)	g	64,874

	414,014	(243,735)		(105,405)		64,874

Income (loss) from continuing operations before taxes	29,850	(41,503)		(18,110)		(29,763)
Income tax (benefit)	10,732	(9,154)	f	(4,149)	g	(2,571)

Income (loss) from continuing operations, net of tax	19,118	(32,349)		(13,961)		(27,192)
(Income) from nonredeemable noncontrolling interests	(28)	-		-		(28)
(Income) from redeemable noncontrolling interests	(209)	209	f	-		-

NET INCOME (LOSS) FROM CONTINUING
OPERATIONS ATTRIBUTABLE TO IHC	$18,881	$(32,140)		$(13,961)		$(27,220)

Basic income (loss) per common share
from continuing operations	$1.28	$(2.18)		$(.95)		$(1.85)

WEIGHTED AVERAGE SHARES
OUTSTANDING	14,733	14,733		14,733		14,733

Diluted income (loss) per common share
from continuing operations	$1.28	$(2.18)	h	$(.95)	h	$(1.85)

WEIGHTED AVERAGE DILUTED
SHARES OUTSTANDING	14,791	14,733	h	14,733	h	14,733

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

INDEPENDENCE HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (In thousands, except per share data) (Unaudited)
FOR THE YEAR ENDED DECEMBER 31, 2019
				Discontinue
				Operations -
		Other		SSL Sale
		Discontinued		Disposal		Pro Forma
	Historical	Operations		Group		Adjusted
REVENUES:
Premiums earned	$338,741	$(252,835)	f	$(85,906)	g	$-
Net investment income	15,643	(9,674)	f	(4,439)	g	1,530
Fee income	14,003	11,446	f	73	g	25,522
Other income	2,002	399	f	343	g	2,744
Net realized investment gains	4,705	(2,969)	f	(1,123)	g	613
Net impairment losses recognized in earnings	(646)	-	f	646		-

	374,448	(253,633)		(90,406)		30,409

EXPENSES:
Insurance benefits, claims and reserves	174,121	(114,228)	f	(59,893)	g	-
Selling, general and administrative expenses	174,979	(87,941)	f	(23,640)	g	63,398

	349,100	(202,169)		(83,533)		63,398

Income (loss) from continuing operations before taxes	25,348	(51,464)		(6,873)		(32,989)
Income taxes	12,659	(9,534)	f	(1,478)	g	1,647

Income (loss) from continuing operations, net of tax	12,689	(41,930)		(5,395)		(34,636)
(Income) from nonredeemable noncontrolling interests	(119)	-		-		(119)
(Income) from redeemable noncontrolling interests	(174)	174	f	-		-

NET INCOME (LOSS) FROM CONTINUING
OPERATIONS ATTRIBUTABLE TO IHC	$12,396	$(41,756)		$(5,395)		$(34,755)

Basic income (loss) per common share
from continuing operations	$.83	$(2.80)		$(.36)		$(2.33)

WEIGHTED AVERAGE SHARES
OUTSTANDING	14,903	14,903		14,903		14,903

Diluted income (loss) per common share
from continuing operations	$.83	$(2.80)	h	$(.36)	h	$(2.33)

WEIGHTED AVERAGE DILUTED
SHARES OUTSTANDING	14,976	14,903	h	14,903	h	14,903

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

Independence Holding Company

Notes to Pro Forma Condensed Consolidated Financial Statements

RE: Sale of Standard Security Life Insurance Company of New York

(Unaudited)

Note 1:Basis of Presentation

The Company and its wholly owned subsidiary, ICC, completed the sale of all of the issued and outstanding capital stock of Standard Security Life to Reliance Standard. The unaudited Pro Forma Condensed Consolidated Balance Sheet has been prepared as if the SSL Sale had been consummated on September 30, 2021. The unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2021 and for the year ended December 31, 2020 have been prepared as if the SSL Sale occurred as of the beginning of each respective period; the unaudited Pro Forma Condensed Consolidated Statement of Income for the 2019 fiscal year has been prepared to present the operations of the SSL Sale disposal group in discontinued operations as of the beginning the period.

The unaudited pro forma condensed consolidated financial statements are based upon available information and certain assumptions that management believes are: (1) directly attributable to the sale of Standard Security Life; (2) factually supportable; and (3) with respect to the unaudited Pro Forma Condensed Consolidated Statements of Income, expected to have continuing impact on the consolidated operating results. The estimated net gain resulting from the consummation of the SSL Sale is included as an adjustment to retained earnings on the unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2021 and is not reflected as an adjustment in the unaudited Pro Forma Condensed Consolidated Statements of Income in any period presented. In addition, the Company did not include a pro forma adjustment for investment income that could have been potentially earned on the net proceeds from the proposed sale transaction in such statements. However, the unaudited Pro Forma Condensed Consolidated Statements of Income do reflect pro forma adjustments for estimated federal and state income tax provisions, which may be subject to further adjustment based on the actual carrying value of net assets sold at the date of closing, among other considerations.

The unaudited pro forma condensed consolidated financial statements do not represent what the Company’s financial position would have been assuming the consummation of the SSL Sale had occurred on September 30, 2021 or what the Company’s consolidated statements of income would have been assuming the consummation of the SSL Sale had occurred prior to January 1, 2019, nor do they project the Company’s financial position or results of operations at any future date or for any future period. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 as filed with the Securities and Exchange Commission.

Note 2:Other Discontinued Operations

During the second and third quarters of 2021, the IHC Board of Directors committed to various plans for the disposal of several other business operations. Each plan represents a strategic shift that will have a major effect on the Company’s operations and financial results and as such, they each qualified for reporting as discontinued operations in 2021. The assets, liabilities, and related income and expenses associated with each disposal group are presented as discontinued operations in the historical column of the unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2021 and for the nine months then ended.

Refer to Note 4 below for certain pro forma adjustments to reflect the aggregate impact of these other discontinued operations on the Condensed Consolidated Statements of Income for the fiscal years ended December 31, 2020 and 2019 because they were not yet reflected in the Company’s historical financial statements for those periods.

Note 3:Sale of Standard Security Life

The Company and its wholly owned subsidiary, ICC, completed the sale of all of the issued and outstanding capital stock of Standard Security Life for $180.0 million. In accordance with the underlying stock purchase agreement, as amended, the Company also received the excess of aggregate statutory capital and surplus, calculated as of the closing date, over $57 million. To accomplish this, Standard Security Life received approval for, and paid, a $35.0 million dividend to its parent, ICC prior to the closing of the sale, and the remainder excess statutory capital and surplus was paid by Reliance Standard to ICC at closing as additional proceeds on the sale.

Note 4:Pro Forma Adjustments

a)Reflects the proceeds received from the SSL Sale transaction, including the excess of aggregate statutory capital and surplus, calculated as of the closing date, over $57 million.

b)Reflects the elimination of Standard Security Life’s assets and liabilities previously accounted for as discontinued operations in the historical financial statements at September 30, 2021.

c)Reflects the pro forma estimated gain of $85.6 million on the sale of Standard Security Life, net of estimated expenses, and applicable income taxes had the transaction occurred on September 30, 2021.

d)Includes estimated liabilities for transaction costs and estimated state and Federal income taxes on the pro forma estimated gain.

e)In the historical financial statements for the nine months ended September 30, 2021, the operations of Standard Security Life were presented as discontinued operations. There will be no continuing involvement with Standard Security Life subsequent to its sale, therefore there are no pro forma adjustments to continuing operations for that period.

f)Reflects the aggregate impact of other discontinued operations reported in the historical interim financial statements as of and for the nine months ended September 30, 2021 that were not yet presented as discontinued operations in the Company’s historical financial statements for the fiscal years ended December 31, 2020 and 2019. See Note 2.

g)Reflects the elimination of the income and expenses of Standard Security Life, including the income and expenses related to the DBL and PFL business previously ceded to its affiliate, Independence American Insurance Company.

h)As a result of the pro forma adjustments above, there are losses from continuing operations, therefore diluted earnings per share is calculated using basic weighted average shares outstanding.

EXHIBIT 99.4

INDEPENDENCE HOLDING COMPANY

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

RE: SALE OF MADISON NATIONAL LIFE INSURANCE COMPANY

INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Page

INTRODUCTION RE: SALE OF MADISON NATIONAL LIFE INSURANCE COMPANY	10

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:

Pro Forma Condensed Consolidated Balance Sheet of IHC at September 30, 2021 as if the sale of Madison National Life Insurance Company had occurred as of that date.	11

Pro Forma Condensed Consolidated Statements of Income of IHC for the nine months ended September 30, 2021 as if the sale of Madison National Life Insurance Company had occurred as of the beginning of the prior fiscal period.	12

Pro Forma Condensed Consolidated Statements of Income of IHC for the year ended December 31, 2020 as if the sale of Madison National Life Insurance Company had occurred as of the beginning of the period.	13

Pro Forma Condensed Consolidated Statement of Income of IHC for the year ended December 31, 2019 as if sale of Madison National Life Insurance Company was reported as discontinued operations for the period.	14

Notes to Pro Forma Condensed Consolidated Financial Statements RE: Sale of Madison National Life Insurance Company.	15

Independence Holding Company

Introduction to Pro Forma Condensed Consolidated Financial Statements

RE: Sale of Madison National Life Insurance Company

(Unaudited)

On January 3, 2022, Independence Holding Company (“IHC”) and its wholly owned subsidiary, Independence Capital Corp. (“ICC”), completed the sale all of the issued and outstanding capital stock of Madison National Life Insurance Company (“Madison National Life”), to Horace Mann Educators Corporation (“Horace Mann”) for $172.5 million less adjustments for targeted statutory capital, with the possibility of receiving an additional purchase price of up to $12.5 million if Madison National Life reaches certain financial targets in 2023. In connection with the sale, Madison National Life entered into a reinsurance agreement with Independence American Insurance Company (“Independence American”), a wholly owned subsidiary of IHC, to reinsure all of Independence American’s non-pet business, primarily specialty health products. The aforementioned sale transaction, which includes the reinsured specialty health business of Independence American, is referred to as the “MNL Sale” transaction or disposal group and qualified for reporting as discontinued operations in the third quarter of 2021 upon the Board of Director’s commitment to the disposal plan in July 2021.

The following unaudited pro forma condensed consolidated financial statements are based upon the historical consolidated financial statements of Independence Holding Company (collectively referred to as the "Company", or “IHC”, or are implicit in the terms “we”, “us” and “our”), adjusted to give effect to the MNL Sale transaction. These unaudited pro forma condensed consolidated financial statements are derived from, and should be read in conjunction with, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 as filed with the Securities and Exchange Commission. Because the operations of Madison National Life were not reflected as discontinued operations in the Company’s historical financial statements for the fiscal years ended December 31, 2020 and 2019 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, we have also provided the unaudited pro forma results of operations for the 2019 fiscal year to show its effect as discontinued operations in that year.

Unaudited pro forma financial information for IHC has been provided below to show what the significant effects on the historical financial information might have been had the MNL Sale occurred at an earlier date. The unaudited pro forma condensed financial statements however are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the MNL Sale actually occurred earlier. They also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the unaudited pro forma amounts reflected herein due to a variety of factors.

The pro forma adjustments related to the MNL Sale are based on available information and assumptions that management believes are: (1) directly attributable to the sale of Madison National Life; (2) factually supportable; and (3) with respect to the unaudited pro forma condensed consolidated statements of income, expected to have continuing impact on the consolidated operating results. The most significant assumptions are set forth under the unaudited Notes to Pro Forma Condensed Consolidated Financial Statements.

Reclassifications for the effects of other operations that were discontinued in 2021 but not yet reflected in historical financial statements are presented separately in the following unaudited Pro Forma Condensed Consolidated Financial Statements to conform to the 2021 financial statement presentation. See Note 2 in the unaudited Notes to Pro Forma Condensed Consolidated Financial Statements for more information.

INDEPENDENCE HOLDING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (In thousands, except share data) (Unaudited)
SEPTEMBER 30, 2021
		MNL		Pro Forma
	Historical	Sale		Adjusted
ASSETS:
Investments:
Securities purchased under agreements to resell	$25,458	$-		$25,458
Fixed maturities, available-for-sale	29,070	-		29,070
Other investments	2,050	-		2,050
Total investments	56,578	-		56,578

Cash and cash equivalents	7,946	171,462	a	179,408
Investment in Iguana Capital, Inc.	33,475	-		33,475
Funds held in escrow	78,263	-		78,263
Other assets	33,975	2,076	b	36,051
Assets attributable to discontinued operations	995,383	(607,229)	b,c	388,154

TOTAL ASSETS	$1,205,620	$(433,691)		$771,929

LIABILITIES AND EQUITY:
LIABILITIES:
Accounts payable, accruals and other liabilities	$39,817	$24,941	e	$64,758
Liabilities attributable to discontinued operations	601,253	(480,090)	b	121,163

TOTAL LIABILITIES	641,070	(455,149)		185,921

Commitments and contingencies

STOCKHOLDERS' EQUITY:
Preferred stock $1.00 par value, 100,000 shares
authorized; none issued or outstanding	-	-		-
Common stock $1.00 par value: 23,000,000 shares
authorized; 18,625,458 shares issued; and 14,674,936
outstanding	18,625	-		18,625
Paid-in capital	125,357	-		125,357
Accumulated other comprehensive income	2,320	(1,162)	b	1,158
Treasury stock, at cost: 3,950,522 shares	(77,247)	-		(77,247)
Retained earnings	495,498	22,620	d	518,118

TOTAL IHC STOCKHOLDERS’ EQUITY	564,553	21,458		586,011
NONREDEEMABLE NONCONTROLLING
INTERESTS	(3)	-		(3)

TOTAL EQUITY	564,550	21,458		586,008

TOTAL LIABILITIES AND EQUITY	$1,205,620	$(433,691)		$771,929

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

INDEPENDENCE HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (In thousands, except per share data) (Unaudited)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021
		MNL		Pro Forma
	Historical	Sale		Adjusted
REVENUES:
Net investment income	$430	$-		$430
Fee income	20,291	-		20,291
Other income	1,660	10,178	f	11,838
Net realized investment gains	105	-		105

	22,486	10,178		32,664

EXPENSES:
Selling, general and administrative expenses	53,028	2,229	f	55,257

Loss from continuing operations before taxes	(30,542)	7,949		(22,593)
Income tax (benefit)	(7,026)	1,669	f	(5,357)

Loss from continuing operations, net of tax	(23,516)	6,280		(17,236)
Loss from nonredeemable noncontrolling interests	2	-		2

NET LOSS FROM CONTINUING
OPERATIONS ATTRIBUTABLE TO IHC	$(23,514)	$6,280		$(17,234)

Basic loss per common share
from continuing operations	$(1.61)	$.43		$(1.18)

WEIGHTED AVERAGE SHARES
OUTSTANDING	14,645	14,645		14,645

Diluted loss per common share
from continuing operations	$(1.61)	$.43		$(1.18)

WEIGHTED AVERAGE DILUTED
SHARES OUTSTANDING	14,645	14,645		14,645

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

INDEPENDENCE HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (In thousands, except per share data) (Unaudited)
FOR THE YEAR ENDED DECEMBER 31, 2020
		Other
		Discontinued		MNL		Pro Forma
	Historical	Operations		Sale		Adjusted
REVENUES:
Premiums earned	$397,530	$(205,530)	g	$(192,000)	h	$-
Net investment income	11,777	(3,957)	g	(6,752)	h	1,068
Fee income	24,137	6,304	g	1,279	h	31,720
Other income	9,074	(1,084)	g	6,575	h,f	14,565
Net realized investment gains	1,346	(900)	g	(350)	h	96

	443,864	(205,167)		(191,248)		47,449

EXPENSES:
Insurance benefits, claims and reserves	208,217	(124,458)	g	(83,759)	h	-
Selling, general and administrative expenses	205,797	(56,757)	g	(79,933)	h,f	69,107

	414,014	(181,215)		(163,692)		69,107

Income (loss) from continuing operations before taxes	29,850	(23,952)		(27,556)		(21,658)
Income tax (benefit)	10,732	(5,540)	g	(6,061)	h,f	(869)

Income (loss) from continuing operations, net of tax	19,118	(18,412)		(21,495)		(20,789)
(Income) from nonredeemable noncontrolling interests	(28)	-		-		(28)
(Income) from redeemable noncontrolling interests	(209)	209	g	-		-

NET INCOME (LOSS) FROM CONTINUING
OPERATIONS ATTRIBUTABLE TO IHC	$18,881	$(18,203)		$(21,495)		$(20,817)

Basic income (loss) per common share
from continuing operations	$1.28	$(1.23)		$(1.46)		$(1.41)

WEIGHTED AVERAGE SHARES
OUTSTANDING	14,733	14,733		14,733		14,733

Diluted income (loss) per common share
from continuing operations	$1.28	$(1.23)	i	$(1.46)	i	$(1.41)

WEIGHTED AVERAGE DILUTED
SHARES OUTSTANDING	14,791	14,733	i	14,733	i	14,733

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

INDEPENDENCE HOLDING COMPANY AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (In thousands, except per share data) (Unaudited)
FOR THE YEAR ENDED DECEMBER 31, 2019
				Discontinue
				Operations -
		Other		MNL Sale
		Discontinued		Disposal		Pro Forma
	Historical	Operations		Group		Adjusted
REVENUES:
Premiums earned	$338,741	$(136,952)	g	$(201,789)	h	$-
Net investment income	15,643	(5,176)	g	(8,937)	h	1,530
Fee income	14,003	10,031	g	1,488	h	25,522
Other income	2,002	709	g	33	h	2,744
Net realized investment gains	4,705	(2,917)	g	(1,175)	h	613
Net impairment losses recognized in earnings	(646)	646	g	-		-

	374,448	(133,659)		(210,380)		30,409

EXPENSES:
Insurance benefits, claims and reserves	174,121	(89,943)	g	(84,178)	h	-
Selling, general and administrative expenses	174,979	(25,320)	g	(86,261)	h	63,398

	349,100	(115,263)		(170,439)		63,398

Income (loss) from continuing operations before taxes	25,348	(18,396)		(39,941)		(32,989)
Income taxes	12,659	(3,812)	g	(7,200)	h	1,647

Income (loss) from continuing operations, net of tax	12,689	(14,584)		(32,741)		(34,636)
(Income) from nonredeemable noncontrolling interests	(119)	-		-		(119)
(Income) from redeemable noncontrolling interests	(174)	174	g	-		-

NET INCOME (LOSS) FROM CONTINUING
OPERATIONS ATTRIBUTABLE TO IHC	$12,396	$(14,410)		$(32,741)		$(34,755)

Basic income (loss) per common share
from continuing operations	$.83	$(.97)		$(2.20)		$(2.33)

WEIGHTED AVERAGE SHARES
OUTSTANDING	14,903	14,903		14,903		14,903

Diluted income (loss) per common share
from continuing operations	$.83	$(.97)	i	$(2.20)	i	$(2.33)

WEIGHTED AVERAGE DILUTED
SHARES OUTSTANDING	14,976	14,903	i	14,903	i	14,903

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

Independence Holding Company

Notes to Pro Forma Condensed Consolidated Financial Statements

RE: Sale of Madison National Life Insurance Company

(Unaudited)

Note 1:Basis of Presentation

The Company and its wholly owned subsidiary, ICC, completed the sale of all of the issued and outstanding capital stock of Madison National Life to Horace Mann. The unaudited Pro Forma Condensed Consolidated Balance Sheet has been prepared as if the MNL Sale had been consummated on September 30, 2021. The unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2021 and for the year ended December 31, 2020 have been prepared as if the MNL Sale occurred as of the beginning of each respective period; the unaudited Pro Forma Condensed Consolidated Statement of Income for the 2019 fiscal year has been prepared to present the operations of the MNL Sale disposal group in discontinued operations as of the beginning the period.

The unaudited pro forma condensed consolidated financial statements are based upon available information and certain assumptions that management believes are: (1) directly attributable to the sale of Madison National Life; (2) factually supportable; and (3) with respect to the unaudited Pro Forma Condensed Consolidated Statements of Income, expected to have continuing impact on the consolidated operating results. The estimated net gain resulting from the consummation of the MNL Sale is included as an adjustment to retained earnings on the unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2021 and is not reflected as an adjustment in the unaudited Pro Forma Condensed Consolidated Statements of Income in any period presented. In addition, the Company did not include a pro forma adjustment for investment income that could have been potentially earned on the net proceeds from the proposed sale transaction in such statements. However, the unaudited Pro Forma Condensed Consolidated Statements of Income do reflect pro forma adjustments for estimated federal and state income tax provisions, which may be subject to further adjustment based on the actual carrying value of net assets sold at the date of closing, among other considerations.

The unaudited pro forma condensed consolidated financial statements do not represent what the Company’s financial position would have been assuming the consummation of the MNL Sale had occurred on September 30, 2021 or what the Company’s consolidated statements of income would have been assuming the consummation of the MNL Sale had occurred prior to January 1, 2019, nor do they project the Company’s financial position or results of operations at any future date or for any future period. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 as filed with the Securities and Exchange Commission.

Note 2:Other Discontinued Operations

During the second quarter of 2021, the IHC Board of Directors committed to various plans for the disposal of several other business operations. Each plan represents a strategic shift that will have a major effect on the Company’s operations and financial results and as such, they each qualified for reporting as discontinued operations in 2021. The assets, liabilities, and related income and expenses associated with each disposal group are presented as discontinued operations in the historical column of the unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2021 and for the nine months then ended.

Refer to Note 4 below for certain pro forma adjustments to reflect the aggregate impact of these other discontinued operations on the Condensed Consolidated Statements of Income for the fiscal years ended December 31, 2020 and 2019 because they were not yet reflected in the Company’s historical financial statements for those periods.

Note 3:Sale of Madison National Life

The Company and its wholly owned subsidiary, ICC, completed the sale of all of the issued and outstanding capital stock of Madison National Life for $172.5 million less adjustments for targeted statutory capital. In connection with the sale transaction, Madison National Life entered into a reinsurance agreement with Independence American to reinsure Independence American’s specialty health business. There will be some continuing involvement with Madison National Life after its disposal with regards to the runout of this reinsured specialty health lines of business.

Note 4:Pro Forma Adjustments

a)Reflects proceeds received from the MNL Sale transaction less adjustments for targeted statutory capital.

b)Reflects the elimination of Madison National Life’s assets and liabilities previously accounted for as discontinued operations in the historical financial statements at September 30, 2021, including those amounts associated with the reinsured specialty health business from Independence American.

c)Includes goodwill allocated to the MNL Sale transaction.

d)Reflects the pro forma estimated gain of $22.6 million on the sale of Madison National Life, net of estimated expenses, and applicable income taxes had the transaction occurred on September 30, 2021.

e)Includes estimated liabilities for transaction costs and estimated state and Federal income taxes on the pro forma estimated gain.

f)Assuming Madison National Life reinsured the specialty health business from Independence American as of the beginning of the applicable period, the pro forma adjustment includes the estimated net settlements related to the reinsured specialty health business from Madison National Life to IHC, and the pro forma impact of estimated fees payable by IHC to Independence American for the administration of its specialty health business, until the policies run off.

g)Reflects the aggregate impact of other discontinued operations reported in the historical interim financial statements as of and for the nine months ended September 30, 2021 that were not yet presented as discontinued operations in the Company’s historical financial statements for the fiscal years ended December 31, 2020 and 2019. See Note 2.

h)Reflects the elimination of the income and expenses of Madison National Life, including the income and expenses related to the reinsured the specialty health business from Independence American.

i)As a result of the pro forma adjustments above, there are losses from continuing operations, therefore diluted earnings per share is calculated using basic weighted average shares outstanding.